SUMMARY PROSPECTUS    |   AUGUST 29, 2017

IQ Hedge
Multi-Strategy Plus Fund

Class A Shares

IQHOX

Class I Shares

IQHIX

Class T Shares

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus dated August 29, 2017 and statement of additional information dated August 29, 2017, and most recent annual report to shareholders, dated April 30, 2017, are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at nylinvestments.com/IQetfs/resources; by calling IndexIQ Funds at 888-474-7725 or by sending an email request to info@indexiq.com.

Not FDIC-Insured    |   May Lose Value   |   No Bank Guarantee

Summary Information

IQ Hedge Multi-Strategy Plus Fund

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Plus Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the sections captioned “Information on Sales Charges” below and “Alternative Sales Arrangements” of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

	Class A		Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	(a)	None	None

(a)	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions of Class A Shares made within one year of the date of purchase on Shares that were purchased without an initial sales charge.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class I	Class T
Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.25%
Other Expenses	1.25%	0.51%	0.70	%(a)
Acquired Fund Fees & Expenses(b)	0.22%	0.22%	0.22	%(a)
Total Annual Fund Operating Expenses(b)	2.67%	1.68%	2.12	%(a)
Fee Waiver and/or Expense Reimbursement(c)	0.55%	0.00%	0.00%
Total Annual Fund Operating Expenses After Expense Waiver/or Expense Reimbursement	2.12%	1.68%	2.12	%(a)

(a)	Class T shares have not yet commenced operations and Other Expenses and Acquired Fund Fees & Expenses are based on estimated amounts for the current fiscal year.
(b)	The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees & Expenses. Acquired Fund Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including exchange-traded funds (“ETFs”) and money market funds. Class T has not commenced operations as of the date of this prospectus and is based on estimated amounts for the current fiscal year.

(c)	IndexIQ Advisors LLC (the “Investment Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.65% of the average daily net assets for Class I Shares, Class A Shares and Class T Shares of the Fund through August 31, 2018.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$753	$1,285	$1,841	$3,349
Class I	$171	$530	$913	$1,987
Class T	$460	$897	$1,361	$2,640

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 280% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” which means it invests, under normal circumstances, a significant portion of its assets in underlying funds, including ETFs, exchange-traded notes (“ETNs”), and other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange traded commodity pools (“ETVs”), and may include exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Fund will take both long and short positions in the ETPs in which it invests. The Fund may also invest in one or more financial instruments, including but not limited to swap agreements (collectively, “Financial Instruments”). The Fund uses total return swaps as a principal investment strategy to increase the overall exposure of the Fund to replicate the leveraged exposures of the Underlying Index and may also use total return swaps to effect certain short positions reflected in its Underlying Index. The exposure of the Fund will vary but in any event will be no more than 200% of net assets as of each monthly rebalance date.

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”), an affiliate of IndexIQ

Advisors LLC, the Fund’s Investment Advisor. The Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as Underlying Index Components. The Fund is not a fund of hedge funds.

The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology of such Underlying Index. Such Underlying Index Components include long and short positions primarily in ETFs, but may also include ETNs and ETVs.

The Underlying Index construction process begins by seeking to track the “beta” portion of the returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds that employ various hedge fund investment styles (the “Strategy”). These styles may include but are not limited to long/short equity, macro, market neutral, event-driven, fixed-income arbitrage, emerging markets and other strategies commonly used by hedge fund managers.

•	Long/short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall equity market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.
•	Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macro economics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.
•	Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.
•	Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or self-oriented loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.

•	Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between related fixed-income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.
•	Emerging Market hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets. Emerging countries are those in a transitional state from developing to developed.

The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as hedge funds generally, IndexIQ seeks to replicate the beta return characteristics of hedge funds. The Underlying Index takes this notion of replication one step further by using a rules-based optimization and leverage process in an attempt to achieve its investment objective.

The Underlying Index Components of this Strategy generally provide exposures to:

•	U.S. large-cap equity;
•	U.S. small-cap equity;
•	U.S. growth equity;
•	U.S. value equity;
•	Emerging market equity, debt and sovereign debt;
•	Foreign equity (Europe, Australasia & Far East);
•	U.S. investment grade corporate debt;
•	U.S. government short- and intermediate-term maturity obligations;
•	U.S. high yield (or “junk”) corporate debt;
•	U.S. Treasury Inflation Protection Securities (“TIPS”);
•	U.S. mortgage-backed debt;
•	U.S. convertible debt;
•	Foreign sovereign debt;
•	Foreign currencies and currency futures;
•	U.S. and foreign real estate investment trusts;
•	Commodities; and
•	The implied volatility of the S&P 500 Index.

The Underlying Index is unlike traditional market-oriented indexes like the S&P 500 Index. Instead of tracking the performance of publicly-traded issuers representing a market or industry sector, the Underlying Index seeks to track the beta returns of distinct hedge fund investment styles.

For additional information about the Fund’s principal investment strategies, see “Description of the Principal Strategies and Risks of the Fund.”

Principal Risks

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. As with all investments, you may lose money in the Fund. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Strategies and Risks of the Fund.”

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests.

Tracking Error Risk

Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons.

Index Risk

The Underlying Index may not be successful in replicating the performance of its target strategies.

Derivatives Risk

The Fund employs the use of derivatives, which are subject to a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. For example, entry into a swap agreement presents risks including, primarily, counterparty credit risk. The use of futures contracts presents risks, including, primarily, interest rate risk and currency risk.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Commodity Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities markets.

Exchange-Traded Product Risk

The value of a Fund’s investment in ETPs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or de-listings.

Foreign Risk

When the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets.

Long/Short Risk

There is no guarantee that the returns on the Fund’s long or short, if any, positions will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.

Short Sales Risk

Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited downside potential.

Credit Default Risk

An issuer or guarantor of fixed-income securities (including ETNs) held by the Fund may default on its obligation to pay interest and repay principal.

Leverage Risk

Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

Replication Management Risk

Unlike many investment companies, the Fund seeks to track its Underlying Index and is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Non-Diversification Risk

The Fund is non-diversified and may be susceptible to greater losses if a single portfolio investment declines than would a diversified mutual fund.

Risk of Investing in Real Estate Instruments

The Fund may invest in real estate instruments (“REITs”) or ETFs tracking REIT performance, which expose the Fund to real estate investment risks and to risks created by poor REIT management, adverse tax consequences and limited diversification among type and geographic location of properties.

Tax Risk

The tax treatment of derivatives is unclear for purposes of determining the Fund’s tax status.

Performance Information

The bar chart that follows shows the annual total returns of the Fund’s Class I shares for a full calendar year. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one calendar year compared with its underlying index and another broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Fund performance is compared to the broad-based S&P 500® Index, the Underlying Index and the HFRI Fund of Funds Composite Index, which is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds. Since the Fund’s Class T shares have not commenced operations as of the date of this Prospectus, past performance information is not available for Class T shares. Performance reflects fee waivers and/or expense reimbursements in effect. If such waivers or reimbursements were not in place, the Fund's performance would be reduced. Fund performance current to the most recent month-end is available by calling 1-877-474-6399 or by visiting www.IQetfs.com.

The Fund’s year-to-date total return as of June 30, 2017 was 2.60%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	8.35%	Q3/2010
Lowest Return	–3.95%	Q3/2011

	1 Year	5 Years	Since Inception(1)
IQ Hedge Multi-Strategy Plus Fund — Class I
Returns before taxes	–0.21%	2.11%	2.18%
Returns after taxes on distributions(2)	–0.21%	1.21%	1.35%
Returns after taxes on distributions and sale of Fund shares(2)	–0.12%	1.40%	1.47%
IQ Hedge Multi-Strategy Plus Fund — Class A
Returns before taxes(3)	–6.27%	1.66%	1.78%
IQ Hedge Multi-Strategy Plus Index (reflects no deduction for fees, expenses or taxes)	2.31%	4.05%	4.38%
Standard & Poor’s 500® Composite Stock Total Return Index (reflects no deduction for fees, expenses or taxes)	11.23%	13.92%	8.45%
HFRI Fund of Funds Composite Index (reflects no deduction for fees, expenses or taxes)	0.51%	3.42%	0.68%

(1)	The Fund commenced operations on June 30, 2008.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(3)	The sales load on Class A shares was implemented on April 15, 2015. The one-year returns for Class A shares assume the current sales load was in place as of the beginning of the calendar year. The returns for the five-years and since inception periods do not reflect a sales load since no sales load was in place at the beginning of those periods.

Investment Advisor

IndexIQ Advisors LLC, the Investment Advisor, serves as the investment advisor to the Fund.

Portfolio Manager

The professionals jointly and primarily responsible for the day-to-day management of the Fund are Paul (Teddy) Fusaro and Greg Barrato. Mr. Fusaro, who is Senior Vice President of the Investment Advisor, has been a portfolio manager of the Fund since August 2013 and Mr. Barrato, who is Senior Vice President of the Investment Advisor, has been a portfolio manager of the Fund since February 2011.

Purchase and Sale of Fund Shares

The minimum initial investment for shares of Class A is generally $25,000. The minimum initial investment for shares of the Class I is generally $5,000,000.

The minimum initial investment for shares of Class T is generally $2,500. A subsequent investment minimum of $50 applies to investments in Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases apply.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

You may buy or sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase or sell shares through your financial intermediary.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IndexIQ Trust
Mailing Address
800 Westchester Avenue, Suite S-710
Rye Brook, New York 10573
1-888-474-7725
www.IQetfs.com